                                                                   Exhibit 10.60



                Date:  1999



                One 2 One

                and

                Castle Transmission International Ltd






                FRAMEWORK AGREEMENT

                in relation to greenfield sites

                              CONTENTS
                              --------

Recitals
Clause        Heading                                       Page

  1.          Definitions and Interpretation                  1

  3           Master Site Sharing Agreement                  14

  4.          Assignment of Properties                       16

  5.          New Sites                                      18

  6.          Representations                                19

  7.          Additional Obligations of CTI                  21

  8.          Rates, Insurance, Electricity.                 22

  9.          Licensing                                      23

  10          Employment                                     23

  11.         Continuing effects of this Agreement           24

  12.         Announcements                                  24

  13.         Releases and waivers                           24

  14.         Notices                                        25

  15.         Entire Agreement                               27

  16.         Alterations                                    27

  17.         Counterparts                                   27

  18.         Disputes Resolution                            28

  19.         Expert Determination                           28

                              CONTENTS
                              --------

Recitals
Clause        Heading                                       Page


  20.         Restrictive Trade Practices                    29

Assignment                                                   29

  22.         Severability                                   30

  23.         Set Off                                        30

  24.         Waiver                                         31

  25.         Additional Documentation                       31

  26.         Costs                                          31

  27.         Applicable Law                                 31

                            Schedules


         1.  CTI Existing Shared Stations                    32

         2.  Sites                                           37

         3.  Third party Site Sharing Contracts              38

         4.  Assignment Protocol                             39

         5.  Assignment Deed                                 40

         6.  New Sites Protocol                              44

         7.  Site Management Agreement                       47

         8.  Special Conditions                              71

         9.  Form of Limited Power of Attorney               75

        10.  Licence Fees and Site Licence Fee Supplement    76

        11.  Agreed inter-operator fees                      79

        12   Reserved Capacity                               80

THIS AGREEMENT is made the             day of                    1999


BETWEEN:



a) MERCURY PERSONAL COMMUNICATIONS being an English partnership between MEDIA ONE PCN INC a company incorporated under the laws of the State of Colorado with offices at 7800 East Orchard Road, Englewood, Colorado 80111 USA; MERCURY PERSONAL COMMUNICATIONS LIMITED whose registered office is at Elstree Tower, Elstree Way, Borehamwood, Hertfordshire, WD6 1DT and MPC 92 LIMITED whose registered office is at Elstree Tower, Elstree Way, Borehamwood, Hertfordshire, WD6 1DT ("One 2 One"); and

b) CASTLE TRANSMISSION INTERNATIONAL LTD (registered number 3196207) whose registered office is at Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN ("CTI");


and the expressions "CTI" and "One 2 One," shall include their respective successors and permitted assigns

1.   Definitions and Interpretation

1.1 In this Agreement the following expressions shall have the following meanings:

     "ADC Contractor"        means any third party appointed by One 2 One to
                             inter alia acquire design manage and construct
                             Sites and New Sites

     "Apparatus"             means on a site by site basis telecommunication
                             apparatus (as the same is defined in the Code) including but not limited to antennas, aerials, cables, radio frequency and transceiver equipment and all types of equipment containers, cabins and other housing provided by One 2 One

     "Assets" means all those physical assets located or to be located on the Properties including the Towers (but excluding One 2 One Retained Apparatus and any exclusive assets owned by third parties and installed on the Properties pursuant to the provisions of a Third Party Site Sharing Contract)

     "Assignment Deed"       means the Deed of Assignment to be completed to
                             give effect to the assignment of the Properties or any of them where no variation to the terms of the Leases is required, the agreed form of which is set out in Schedule 5

     "Assignment Protocol"   means the protocol for assignment of the Properties
                             described in Schedule 4

     "the Confidentiality    means the Confidentiality and Exclusivity Agreement
     Agreement"              entered into between CTI and One 2 One dated 30 day
                             of November 1998.

     "Code"                  means the Telecommunications Code set out at
                             Schedule 2 to the Telecommunications Act 1984

     "CTI Existing Shared    means those existing 166 Stations owned and/or
      Stations"              managed by CTI listed in Schedule 1 upon which One
                             2 One has located Apparatus and shares facilities under the terms of the Master Site Sharing
                             Agreement

     "CTI Existing Shared    means a rent holiday for the CTI Existing
     Stations Discount"      Shared Stations between the period 1st April
                             1998 to 31 March 2000

     "CTI's Group"           means CTI and any Subsidiary or parent company or
                             any Subsidiaries of the same.

     "CTI New Sites"         means greenfield sites to be acquired in the name
                             of CTI after the date of this Agreement in accordance with the New Sites Protocol.

     "Expert"                means an expert appointed in accordance with Clause
                             19

     "Expert Determination"  means determination of any issue, disagreement or dispute between the parties pursuant to the provisions of Clause 19

     "Framework              means in respect of this Agreement the date
     Commencement Date"      calculated in accordance with the provisions
                             contained in Clause 2.2 save for the purpose of calculating the Commencement Date of the Licence
                             Fees and the Commencement Date of the Option Period it shall be either the Framework Commencement Date or the date of completion of commissioning if later in respect of each of the Properties and CTI New
                             Sites.


     "greenfield site"       means a site defined in accordance with the
                             provisions contained in Clause 2.1 hereof. (and any Non-Compliant Greenfield Site, which the parties agree to treat as a greenfield site for the purposes of this Agreement)

     "Guarantee"             means any guarantee, indemnity, letter of comfort
                             or other assurance, security or right of set-off given or undertaken by a person to secure or support the obligations (actual or contingent) of any third party and whether given directly or by way of counter-indemnity to any third party who has been provided a Guarantee.

     "Interest"              means interest at a daily rate on any outstanding
                             amounts at a rate equal to 4% above the Royal Bank of Scotland base lending rate as current from time to time

     "Landlords"             means the respective grantors of the Leases

     "Leases" means the freehold title deeds, leases, licences or letter arrangements and all supplemental documentation pursuant to which One 2 One occupy the Sites or One 2 One New Sites and the expression "Leases" shall mean the Leases as renewed varied extended or replaced from time to time

     "Licence Fees"          means the licence fees payable by One 2 One to CTI
                             for the Properties and the CTI New Sites in accordance with the provisions for payment contained in the Master Site Sharing Agreement and calculated in accordance with the formulae set out in Schedule 10

     "Limited Power of       means the document set out in agreed form in
      Attorney"              Schedule 9 to be provided by One 2 One to CTI on
                             the Framework Commencement Date to enable CTI
                             (subject to the provisions of Clause 4) to act in One 2 One's name to procure the assignment of the Sites from One to One to CTI


     "Master Site Sharing    means the site sharing Agreement granted by CTI to
     Agreement"              One 2 One for the CTI Existing Shared Stations
                             dated 27 June 1996


     "Master Site Sharing    means the individual site Schedules
     Agreement"


     "Schedules"             incorporating any agreed Special Conditions,
                             appended to the Master Site Sharing Agreement

     "New Assets"            means those physical assets to be located on the
                             CTI New Sites (excluding the One 2 One Retained
                             Apparatus)

     "New Sites Protocol"    means the agreed procedure for location, building
                             and ownership of New Sites described in Schedule 6.

     "New Sites"             means One 2 One and CTI New Sites

     "NonCompliant           means sites which do not meet the criteria
     Greenfield Sites"       set out in the definition of greenfield sites, but
                             which the parties agree to include in this Agreement subject to the provisions contained in Clause 2 and in Schedule 10.

     "One 2 One's Group"     means One 2 One or any of the partnership of
                             companies which comprise One 2 One and any Subsidiary or parent company or any Subsidiaries of the same

     "One 2 One's Licence"   means the Licence to operate One 2 One's business
                             issued to Mercury Personal Communications on 9th
                             May 1995 under the Telecommunications Act 1984 including any renewal or extension of the same granted to One 2 One at any time during the Term.

     "One 2 One New Sites"   means new greenfield sites to be acquired in name
                             of One 2 One after the date of this Agreement in accordance with the New Sites Protocol

     "One 2 One's Permitted  means the right to locate and retain the
      Use" relevant Permitted Equipment on the Sites and the New Sites for the purposes of creating radio base stations forming part of One 2 One's network

     "One 2 One Retained     means the Towers located on the Properties
     Apparatus"              until the assignment of those Properties and  any
                             One 2 One Permitted Equipment located on the
                             Properties and CTI New Sites

     "the Option"            means the option for CTI to take an assignment of
                             the Sites the One 2 One New Sites and the Third
                             Party Site Sharing Contracts during the Option
                             Period.

     "The Option Period"     means the period from the Framework Commencement
                             Date until the third anniversary of the Framework
                             Commencement Date and in relation to One 2 One New
                             Sites until the third anniversary of the date of completion of their commissioning or legal completion of One 2 One's acquisition of the One 2
                             One's New Sites if later

     "Permitted Equipment"   means the Apparatus already installed by One 2 One
                             on the Sites as at the date of this Agreement and the Apparatus reserved for installation by One to One on the Sites or the New Sites to the full extent of the relevant Reserved Capacity

     "Properties"            means the Sites and the One 2 One New Sites which
                             are to be managed by CTI in accordance with the provisions of this Agreement

     "Retail Price Index"    means the General Index of Retail Prices as
                             published in the Digest of Statistics by the Office for National Statistics or if such Index shall cease to be published such other index as may be published officially in substitution therefor

     "Reserved Capacity"     means such Client's Equipment referred to in
                             Schedule 8 (Special Conditions) which is notated reserved in respect of any site for which a Master
                             Site Sharing Schedule is issued or any substitute
                             Apparatus which has
                             an equivalent windloading, an equivalent weight where weight is a material factor, does not increase the requirement for antenna separation between the Permitted Equipment and other users and if installed would occupy the same space on the Tower as such Client Equipment is shown on the annexed data sheets in respect of the Sites and to be illustrated in respect of New Sites as described in Schedule 12

     "Security Interest"     means a mortgage, lien, pledge, charge or other
                             security interest (or agreement or commitment to create any of them).

     "Sites" means the 821 greenfield sites owned leased or licensed by One 2 One at the date of this Agreement and listed (or to be listed) in Schedule 2

     "Site Licence Fee       means the supplemental licence fee payable by One 2
      Supplement"            One to CTI for the Sites calculated in accordance
                             with the formula set out in Schedule 10


     "Site Management        means the agreement between One 2 One and CTI in
      Agreement"             respect of the Properties as the same is set out in
                             agreed form in Schedule 7


     "Special Conditions"    means those special conditions to be incorporated
                             into the Master Site Sharing Agreement Schedules granted to One 2 One for site sharing of the Properties and the CTI

                             New Sites, as such Special Conditions are set out in Schedule 8.

     "Subsidiary"            means a subsidiary (as defined by sections 736 and
                             736A of the Companies Act 1985) or a subsidiary undertaking as defined by section 258 of that Act.

     "Taxation"              means any liability to any form of taxation,
                             whenever created or imposed and whether of the United Kingdom or elsewhere (and without limitation includes income tax, P.A.Y.E., corporation tax, advance corporation tax, capital gains tax, inheritance tax, stamp duty, stamp duty reserve tax, value added tax, development land tax, withholding tax, rates, Customs and Excise duties, National Insurance contributions, Social Security and other similar liabilities or contributions) and generally any amount payable to the revenue, customs or fiscal authorities, whether of the United Kingdom or elsewhere, and all interest and/or penalties related to or arising in respect thereof.

     "Tower" means the mast, tower or other antenna mounting structure located on any of the Properties or CTI New Site.

     "the Term"              means collectively the period of

                             (a) 10 years from the Framework Commencement Date ("the Initial Period"), and

                             (b) at CTI's option by giving written notice not more than one year and not less than 6 months before the expiry of the Initial Period, the further period of 15 years from the expiry of the Initial Period or, if shorter, the duration unexpired of One 2 One's Licence

     "Third Party Site       means those agreements entered into prior to the
      Sharing Contracts"     date of this Agreement whether formal or informal
                             whereby One 2 One has permitted others to share occupation of the Sites or One 2 One New Sites subject to any requisite Landlords' consent including but not limited to those contracts referred to in Schedule 3

     "VAT"                   means value added tax as provided for in the Value
                             Added Tax Act 1994.

1.2  In this Agreement unless the context otherwise requires:


     (a) a document expressed to be "in agreed form" means a document in a form which has been agreed by the parties contemporaneously with or before the execution of this Agreement and which has for the purposes of identification been initialled by them or on their behalf;

     (b) references to statutes or other enactments shall be construed as including a reference to:-


          (i) any enactment which that enactment has directly or indirectly replaced (whether with or without modification); and

          (ii) that enactment as re-enacted, replaced or modified from time to time, whether before, on or after the date hereof;


     (c) references to a Clause or a Schedule are to a clause of, or a schedule to this Agreement, references to this Agreement include its Schedules and references in a Schedule or part of a Schedule to a paragraph are to a paragraph to that Schedule or that part of that Schedule;

     (d) words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include corporations, partnerships and other unincorporated associations or bodies or persons;

     (e) descriptive headings to Clauses, Schedules and paragraphs are inserted for convenience only, have no legal effect and shall be ignored in the interpretation of this Agreement;

     (f) all agreements, obligations and liabilities (whether under warranties, representations, indemnities or otherwise) on the part of the partnership known as One 2 One are joint and several in relation to the members of that partnership and shall be construed accordingly.

     2.   The Site Management Agreement

     2.1 The provisions of this Agreement relate to the management acquisition assignment and sharing of greenfield sites. For the purposes of this Agreement a greenfield site shall mean a site that:-

          (a)  is not less than 90 m2;

          (b)  has been or is to be acquired on a freehold or leasehold basis;

          (c) has at the date it is intended to include the site in the Management Agreement or otherwise assign the same from One 2 One to CTI (whichever is the earlier);

               . a commencing rental which does not increase the average rental of the total number of New Sites which have been included in the Management Agreement to greater than X, where X is a sum equivalent to (Pounds)4,000 as adjusted by annual increases in the Retail Prices Index calculated from the Framework Commencement Date to the date of such inclusion or assignment as aforesaid); or alternatively

               . has in place of rent a capital acquisition cost or premium payable which is not greater than (Pounds)X x 8 ;

          (d)  has a minimum term of 15 years;

          (e)  has no material restrictions on access;

          (f) has no restrictions on shared use by One 2 One and has no material restrictions on third party site sharing;

          (g) upon which no Tower has been constructed or if constructed is not owned or partly owned or funded by a third party and which site does not form part of or include any third party owned buildings or structures.

          And where any one or more of the above criteria do not apply to any site then CTI will not be required to treat the same as greenfield site for the purposes of this Agreement unless the provisions of Clause 2.7 below apply.

2.2.1 The Framework Commencement Date shall be the working day immediately following the date by which both:-

          (a) One 2 One has given written notice to CTI that it has received written confirmation from its bankers that the Properties will be released from any Security Interests on or prior to assignment to CTI, and confirmation it has received its accountants and Board approval to this transaction; and

          (b) CTI has given written notice to One 2 One that it has received approval of its bankers, accountants and Board to this transaction;

          provided if the Framework Commencement Date is delayed beyond 31 March 1999 or such later date as the parties may agree then either party will be at liberty to determine this Agreement by notice


   2.2.2 With effect from the Framework Commencement Date the parties will perform their other obligations hereunder and One 2 One will enter into the Site Management Agreement with CTI for the duration of the Term as therein described


     2.3 In consideration of the sum of (Pounds)1 per each of the Sites listed in Schedule 2 payable or otherwise credited to One 2 One on the Framework Completion Date, One 2 One will use all reasonable endeavours to assist CTI in procuring the assignment of the Sites and the One 2 One New Sites and the Third Party Contracts to CTI as herein after provided and with effect from the Framework Commencement Date One 2 One will grant the Option to CTI for the Option Period for this purpose.

     2.4 With effect from the Framework Commencement Date the beneficial right to receipt of income from Third Party Site Sharing Contracts contained in the Framework Agreement and the obligations of CTI in relation to payment of rents and other outgoings will take effect in accordance with the provisions contained in the Framework Agreement save in respect of any apportionment of sums payable by One 2 One to CTI or CTI to One 2 One in consequence, where the due date shall be 14 days calculated from the Framework Commencement Date or the date CTI receive written confirmation of the amount required whichever is the later, and any payment not received by the due date shall give rise to Interest on the unpaid amount calculated from the due date to the date of actual payment

     2.5 The Site Management Agreement will not apply to CTI New Sites or to any Properties once the Leases and any relevant Third Party Site Sharing Contracts in relation to such Properties have been assigned to CTI pursuant to Clause 4 but without prejudice to the obligations of CTI contained in Clause 3.1


     2.6 The Site Management Agreement shall be dated co-incident with the Framework Commencement Date and shall apply to the Properties in accordance with its terms including One 2 One New Sites from the date of completion of site commissioning and handover from the relevant One 2 One ADC Contractor and the Schedule of Sites annexed thereto shall be updated as appropriate to record this information.

     2.7 It is agreed that where any of the criteria contained in Clause 2.1 are not met by any site then One 2 One and CTI will discuss the extent to which this Agreement can be applied to such site and the variations to the terms of this Agreement that may reasonably need to be agreed between the parties before such site can be deemed a greenfield site for the purposes of this Agreement but there shall be no obligation on One 2 One to deem any site which does not meet the said criteria a greenfield site


     2.8 One 2 One shall not with effect from the date of this Agreement sell or otherwise dispose, assign, sub-let, part with possession or share possession of any Properties or any rights relating thereto (including without limitation any access rights) without the previous consent in writing of CTI, such consent not to be unreasonably withheld or delayed in respect of any applications in process at the date of this Agreement, unless CTI is in material breach of this Agreement


3  Master Site Sharing Agreement


     3.1 In respect of the Properties and CTI New Sites CTI shall with effect from the Framework Commencement Date (or the date of completion of commissioning and hand over of New Sites if later), grant to One 2 One site sharing facilities in respect of One 2 One's Permitted Equipment for the Term in accordance with the terms and conditions set out in the Master Site Sharing Agreement as amended by the Special Conditions, and will issue supplemental Master Site Sharing Agreement Schedules to One 2 One in respect of the relevant Permitted Equipment for the Properties and the CTI New Sites incorporating the Special Conditions and the relevant Licence Fees

     3.2 One 2 One will pay the Licence Fees in accordance with the provisions set out in relevant Special Condition and will pay the Site Licence Fee Supplement if due in accordance with the provisions of Schedule 10

     3.3 The consent of CTI is not required for One 2 One to locate Permitted Equipment on a Site or New Site to the extent of the Reserved Capacity (which for the avoidance of doubt will include any additional Permitted Equipment capable of being placed in the One 2 One container(s), cabin(s) or other housing forming part of the Permitted Equipment) Further, CTI will not unreasonably withhold or delay its consent to a request by One 2 One for further site sharing rights of any Site or New Site for Apparatus in addition to the Permitted Equipment, such site sharing rights to be subject to the terms and conditions of the Master Site Sharing Agreement as amended by the Special Conditions, the licence fees to be calculated in accordance with CTI's standard ratecard for site sharing applicable at the Framework Commencement Date adjusted by no greater than any annual increase in Retail Price Index following that date.

     3.4 On the Framework Commencement Date CTI will pay or otherwise credit One 2 One with the CTI Existing Shared Stations Discount to be paid within 14 days of the Framework Commencement Date ("the due date") and any payment not received by the due date shall give rise to Interest on the unpaid amount calculated from the due date to the date of actual payment.

     3.5 For the avoidance of doubt in the event of conflict between the conditions contained in the Master Site Sharing Agreement and the Special Conditions the Special Conditions shall prevail


     4.   Assignment of Properties


     4.1 In consideration of the Option Fee One 2 One will use all reasonable endeavours during the Option Period to assist CTI to procure the assignment of the Leases, the Assets, the Towers and the Third Party Site Sharing Contracts in relation to the Properties to CTI free from any Security Interest in accordance with the Assignment Protocol and the New Sites Protocol

     4.2 CTI will, at its own expense, issue notifications to and seek Landlords' consent to the assignment from One 2 One to CTI of the Leases and the Third Party Site Sharing Contracts, such notifications and consents to be in a form reasonably approved by One 2 One and to contain an acknowledgement by the Landlord that One 2 One will be permitted to share occupation of the Property after assignment for One 2 One's Permitted Use and confirmation that CTI can re-assign the Lease to One 2 One without requiring additional consent and confirmation by the Landlord that before forfeiting any Lease notice of breach will be given to One 2 One and One 2 One given the opportunity to take a re-assignment of the Property and remedy the breach (provided where the parties consider the landlord is alleging breach where CTI is not in material breach of its obligations then One 2 One agrees to apply the provisions of Clause 4.6(c) to any such re-assigned lease and in the event of dispute to apply the provisions of Clause 19 to determine between the parties whether such material breach has in fact occurred.)

     4.3 Subject to Clause 4.2 One 2 One will issue the Limited Power of Attorney to CTI to enable CTI to seek Landlords' consent to assign the Leases from One 2 One to CTI and the Third Party Site Sharing Contracts and to execute the Assignment Deed on behalf of One 2 One

     4.4 On a site by site basis the completion of the transfer or other assignment of the Lease, and Third Party Site Sharing Contracts in respect of any of the Properties will also operate to transfer title to the relevant Assets (including the Tower) to CTI free of any Security Interest.

     4.5 CTI will ensure that in exercising the Option and generally in carrying out any acquisition, assignment, variation, renewal or other dealings with the Leases such dealings will not prohibit prevent or in any way adversely affect One 2 One's Permitted Use during the Term (or in the event of Clause 4.6 applying, prejudice One 2 One's dealings with the Landlord at the end of the Term)

     4.6 If at any time during the Term CTI is given notice of any landlord's intention to oppose any application to renew any lease for any of the Properties or the CTI New Sites (an "expiring lease"), and that expiring lease is due to expire prior to the end of the Term and CTI is unable to reach agreement with the landlord to renew an expiring lease on terms acceptable to CTI or CTI is unwilling to extend the Term beyond the Initial Period or One 2 One is required to perform any of the grantee's, tenant's or licensee's covenants in the Leases because of a breach by CTI, CTI will give such notice as is reasonable, but in the case of an expiring lease or if the Term is not to be renewed beyond the Initial Period not less than 6 month's notice of such circumstances to One 2 One whereupon:-


          (a) One 2 One shall have an option to require CTI to assign the expiring lease together with relevant Apparatus and Assets (including the Tower) the Third Party Contracts and any existing Site Sharing Agreements, but otherwise free of any CTI Security Interests to One 2 One at CTI's expense; and

          (b) if appropriate One 2 One will seek with all assistance from CTI to novate the expiring lease to One 2 One by exercising its powers under the Code; and

          (c) if appropriate any of the Properties or CTI New Sites to which the expiring lease relates shall to the extent that One 2 One has renewed or novated an expiring Lease be treated as a "Site" as defined in and for the purposes of the Site Management Agreement and the provisions of the Site Management Agreement shall apply.


     4.7 Until the assignments or novations referred to in Clause 4.1 are completed or otherwise for the duration of the Term, One 2 One agrees that CTI is irrevocably authorised to manage and maintain the Properties as agent for One 2 One under the terms of the Site Management Agreement.

     4.8 If in CTI's reasonable opinion completion of the assignment of any of the Properties is impractical to achieve during the Option Period CTI will give notice to One 2 One confirming such Properties will remain part of the Site Management Agreement for the remainder of the Term, and further confirming One 2 One's obligations in respect of the relevant Property under Clauses 4.1 have ceased.

     4.9 Conditions 4.5, 6.3, 6.5, 6.6, 7.8 and 9 of the Standard Conditions of Sale (Third Edition) shall apply to an assignment of any Property


5.   New Sites


     5.1 New Sites required by One 2 One will continue to be developed by ADC Contractors, the cost of the site acquisition and development (including the cost of those Assets specified in the specification for any New Sites provided to the ADC Contractor) to be met by One 2 One in accordance with the New Site Protocol

     5.2 One 2 One will use reasonable endeavours to permit CTI to act in concert with third party ADC Contractors for New Sites in the ways described in the New Site Protocol

     5.3 Ownership of Assets on One 2 One New Sites will transfer to CTI in accordance with the provisions contained in Clause 4.4. In relation to CTI New Sites, CTI shall own all New Assets including those for which it has received a contribution payment from One 2 One.

     5.4 It is agreed the Site Licence Fee Supplement payable for the Sites will be reduced in accordance with the formula set out in Schedule 10 in proportion to the volume of New Site builds contracted to be performed by CTI on behalf of One 2 One during the Option Period

     5.5 For the purposes of the New Sites Protocol and determination of the relevant Licence Fees, Sites not acquired as at the date of this Agreement shall be treated as New Sites


6.   Representations


     6.1 One 2 One hereby confirms that it will take all necessary corporate action to obtain financial, bank and board approval to this transaction with CTI.

     6.2  One to One confirms:-

          (a) that it will meet outstanding commitments for capital expenditure in relation to the Properties or the Assets and the New Assets and in respect of the Third Party Site Sharing Contracts as at the date of this Agreement and otherwise in accordance with Clause 5.1 and the New Sites Protocol;

          (b) that all Taxation in relation to the Properties, the Assets, the New Assets and the Third Party Site Sharing Contracts for which One 2 One is liable will remain payable by One 2 One and One to One shall fully indemnify CTI in respect of the same;

          (c)  that One 2 One has not made an election pursuant to paragraph 2
               Schedule 10 Value Added Tax Act 1994 in respect of each of the Properties but shall do so at the request and expense of CTI;

          (d) that all documents relating to the Properties which attract stamp or transfer duty in the United Kingdom or elsewhere have been or will be duly stamped;

          (e) that One 2 One has paid all rent or licence fees and all other outgoings which have become due in respect of each of the Properties and has performed and observed in all material respects all its obligations under all covenants, conditions, agreements, statutory requirements, planning consents and regulations affecting any of the Properties and no notice of any breach of any such matter has been received and no existing use of any of the Properties contravenes any of such covenants, conditions, agreements, statutory requirements, planning consents or regulations;

          (f) that One 2 One is not engaged in any capacity in any litigation, arbitration, prosecution or other legal proceedings (including Landlord and Tenant Act renewals or rent or rates tribunals) or in any proceedings or hearings before any statutory or Governmental body, department, board or agency; no such matters are pending or threatened; and One 2 One is not aware of any circumstances which may give rise to any such matter;

          (g) there are no outstanding orders or notices affecting the Properties or any judgements, orders, decrees, arbitral awards or decisions of any court, tribunal, arbitrator, local or national government or governmental agency or licensing body or industry regulator against One 2 One in respect of the Properties;

          (h) that One 2 One is not a party to any recurring payments paid to third parties in respect of the Properties details of which have not been disclosed to CTI;

          (i) that the Third Party Site Sharing Contracts in place at the date of this Agreement produce an annual revenue recoverable by CTI in excess of (Pounds)112,000.

          and to the extent such representations are incorrect One 2 One will seek to remedy the same at its own cost and to indemnify CTI to the extent of any direct costs incurred in consequence.


     6.3 That all information disclosed in One 2 One's answers to due diligence questions and all other information in writing which has been given by any of the One 2 One's employees or officials or professional advisers to any employees, Directors, officials or professional advisers of CTI in the course of the negotiations leading to this Agreement was when given and remains true and accurate in all material respects and is not misleading.


7.   Additional Obligations of CTI


     7.1 CTI confirms that it will take all necessary corporate action to obtain financial, bank and board approval to the transaction with One 2 One.

     7.2 From the Framework Commencement Date, CTI confirms and agrees to perform and discharge the obligations and liabilities of One 2 One under the Leases and Third Party Sharing Contracts which remain in whole or in part to be performed in accordance with the terms of this Agreement and the Framework Agreement and to fully indemnify One 2 One in respect of all claims, costs, proceedings or demands arising out of any breach thereof.

     7.3 CTI confirms and agrees it will with effect from the Framework Commencement Date:-

          (a) issue supplemental Master Site Sharing Schedules to One 2 One in respect of all the Properties and the CTI New Sites, incorporating the Special Conditions and including but without limiting the generality of the foregoing a list of One 2 One's Permitted Equipment notated either to be installed or reserved in accordance with Schedule 12;

          (b) perform its obligations under the Site Management Agreement in accordance with its terms;

          (c) provide One 2 One with copies of all documents in agreed form executed by CTI on behalf of One 2 One under the Limited Power of Attorney and consult with One 2 One in respect of any such documents which are not in the agreed form prior to their execution by CTI;

          (d) where applicable reduce the Site Licence Fee Supplement payable by One 2 One in respect of the Sites in accordance with the provisions contained in Schedule 10.

          (e) apply the agreed inter operator fees set out in Schedule 11 including any Retail Prices Indexation therein described to Third Party Site Sharing Contracts unless otherwise agreed between CTI and the third party sharers.


8.   Rates, Insurance, Electricity.


     8.1 One 2 One will be responsible for payment of any rates assessed on One 2 One Retained Apparatus and a reasonable proportion (according to user) of any Assets and New Assets, the use of which is shared by One 2 One which shall in the case of New Assets be no greater than the rates which would have been payable had the New Assets been installed in accordance with the specification for the New Sites provided by One 2 One to an ADC Contractor.

     8.2 One 2 One will be responsible for insuring One 2 One Retained Apparatus against any accidental loss or damage and also for insuring against third party liability in respect of such One 2 One Retained Apparatus and arising out of One 2 One's continuing use of the Properties and the CTI New Sites.

     8.3 One 2 One will pay or otherwise indemnify CTI against any costs and expenses incurred by CTI in providing and maintaining the requisite electricity supply to One 2 One's Retained Apparatus and in arranging any telephone connections and charges in relation to One 2 One's Retained Apparatus and the costs and expenses incurred under any service contracts retained by One 2 One relating to annual electricity safety checks of the Apparatus.


9.   Licensing


     One to One confirms it currently holds the One 2 One Licence, which is not due to, expire until May 2020. It further confirms that it is not presently aware of any matter likely to jeopardise the continuation and renewal of the Licence and further confirms it has no intention to do or cause to be done any act which deliberately seeks to end that Licence prior to its expiry date or cause it not to be renewed for a further period expiring on or after the 25th anniversary of the Framework Commencement Date.


10  Employment


     10.1 It is not intended by the parties that the contract of employment of any of the employees of the One 2 One shall be transferred to CTI.

     10.2 One 2 One confirms that the transfer of the Properties and the Assets will not be a transfer to which the Transfer of Undertakings (Protection of Employment) Regulations 1981 (as amended) will apply and that One 2 One shall be liable for and shall indemnify CTI in respect of all or any redundancy payments unfair dismissal or other compensation (whether statutory or contractual) salaries wages commissions remuneration national insurance contributions damages costs claims PAYE tax deductions or expenses which may be incurred by CTI as a result of any persons being employees of One 2 One or otherwise engaged in connection with the Properties in such a way that their employment transfers to CTI pursuant to or by virtue of the relevant TUPE regulations


11.  Continuing effects of this Agreement


     All provisions of this Agreement shall so far as they are capable of being performed or observed continue in full force and effect notwithstanding completion except in respect of those matters then already performed and completion shall not constitute a waiver of any of CTI's rights in relation to this Agreement.


12.  Announcements


     The parties agree to keep the financial terms of this Agreement confidential and not to release or make any publicity statement, advertisement or make any other disclosure to any party in relation to this Agreement save as herein expressly permitted, without the express consent of the other party, such consent not to be unreasonably withheld or delayed.


13.  Releases and waivers


     13.1 CTI may, in its discretion, in whole or in part release, compound or compromise, or waive its rights or grant time or indulgence in respect of any liability to it under this Agreement.

     13.2 Subject to clause 13.1, neither the single or partial exercise or temporary or partial waiver by CTI of any right, nor the failure by CTI to exercise in whole or in part any right or to insist on the strict performance of any provision of this Agreement, nor the discontinuance, abandonment or adverse determination of any proceedings taken by CTI to enforce any right or any such provision shall (except for the period or to the extent covered by any such temporary or partial waiver) operate as a waiver of, or preclude any exercise or enforcement or (as the case may be) further or other exercise or enforcement by CTI of, that or any other right or provision.

     13.3 The giving by CTI of any consent to any act which by the terms of this Agreement requires such consent shall not prejudice the right of CTI to withhold or give consent to the doing of any similar act.


14.  Notices


     14.1 Each of the parties to the partnership which comprises One 2 One ("the appointor") hereby irrevocably authorises and appoints One 2 One's in-house General Counsel (or such other person or persons, being a firm of solicitors resident in England, as the appointor may hereafter as regards himself by notice in writing to all the other parties hereto from time to time substitute) to accept on his behalf service of all legal process arising out of or connected with this Agreement.

     14.2 Except as otherwise provided in this Agreement, every notice under this Agreement shall be in writing and shall be deemed to be duly given if it (or the envelope containing it) identifies the party to whom it is intended to be given as the addressee and:


          (i) it is delivered by being handed personally to the addressee (or, where the addressee is a corporation, any one of its Directors or its Secretary); or

          (ii) it is delivered by being left in a letter box or other appropriate place for the receipt of letters at the addressee's authorised address; or

          (iii) the envelope containing the notice is properly addressed to the addressee at his authorised address and duly posted by first class mail (or by airmail registered post if overseas) or the notice is duly transmitted to that address by facsimile transmission;


          and, in proving the giving or service of such notice, it shall be conclusive evidence to prove that the notice was duly given within the meaning of this clause 14.2.


     14.3 A notice sent by post (or the envelope containing it) shall not be deemed to be duly posted for the purposes of clause 14.2 (iii) unless it is put into the post properly stamped or with all postal or other charges in respect of it otherwise prepaid.

     14.4 For the purposes of this clause 14 the authorised address of One 2 One shall be the address of One 2 One's in-house General Counsel or (in the case of notices transmitted by facsimile transmission) the facsimile number (if any) of One 2 One's in-house General Counsel and the authorised address of CTI shall be the address of its registered office for the time being or (in the case of notices transmitted by facsimile transmission) its facsimile number at that address.

     14.5 Any notice duly given within the meaning of clause 14.2 shall be deemed to have been both given and received:


          (i) if it is delivered in accordance with clause 14.2(i) or 14.2(ii), on such delivery;

          (ii) if it is duly posted or transmitted in accordance with clause 14.2(iii) by any of the methods there specified, on the second (or, when sent airmail, fifth) business day after the day of posting or in the case of a notice transmitted by facsimile transmission upon receipt by the sender of the correct transmission report.


     14.6 For the purposes of this Clause 14 "notice" shall include any request, demand, instruction, communication or other document.


15.  Entire Agreement


     15.1 This Agreement (together with all documents which are required by its terms to be entered into by the parties or any of them and all other documents which are in the agreed form and are entered into by the parties or any of them in connection with this Agreement) set out the entire agreement and understanding between the parties in connection with this Agreement and other matters described in it.

     15.2 Without prejudice to the generality of Clause 15.1, this Agreement shall supersede as from the date hereof the Confidentiality Agreement.

     15.3 Notwithstanding the provisions contained in Clause 15.1, the parties acknowledge that save only as herein elsewhere specifically provided, nothing in this Agreement is intended to modify, supersede or to replace any site sharing agreement (including the Master Site Sharing Agreement) now or in the future entered into between the parties, whether in respect of the CTI Existing Shared Stations, the Properties, or the CTI New Sites or any other sites owned, operated or maintained by CTI.


16.  Alterations


     No purported alteration of this Agreement shall be effective unless it is in writing, refers to this Agreement and is duly executed by each party hereto.


17.  Counterparts


     This Agreement may be entered into in the form of two or more counterparts each executed by one or more of the parties but, taken together, executed by all and, provided that all the parties so enter into the Agreement, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original, but, taken together, they shall constitute one instrument.

18   Disputes Resolution


     If, representatives of CTI and One 2 One fail to agree any matter relating to this Agreement and are unable to resolve such dispute within 30 days the matter will be referred for resolution to the Chief Operating Officer of CTI and the General Counsel of One 2 One, and failing their agreement, either party will be at liberty to refer the matter to Expert Determination

19.  Expert Determination


     19.1 This Clause shall apply to any issue, disagreement or dispute which falls to be determined under this Agreement by Expert Determination

     19.2 Whenever this Clause applies, the issue, disagreement or dispute shall be referred to an Expert agreed between the parties or, in default of agreement, an Expert nominated at the request of either party by the President or other duly appointed Officer of such UK professional body as the parties may agree or in the absence of agreement:


           (a) in the case of a dispute as to the interpretation or construction of this Agreement, to an officer of the Law Society of England and Wales (or for sites in Scotland to the President of the Scottish Law Society)

           (b) in the case of a dispute concerning the operation and maintenance of Apparatus, to an officer of the Institution of Civil Engineers or the Institution of Mechanical Engineers or the Institute of Electrical Engineers (each with not less than 5 years relevant experience of telecommunications technology) as appropriate in the circumstances

           (c) in the case of all other disputes concerning any obligations under this Agreement to an officer of the Royal Institution of Chartered Surveyors

     19.3 Each of the parties shall be entitled to provide the Expert with such information and such written representations as may be necessary to assist in the determination of the dispute in question provided such information and/or representations are made within 30 days of the date of referral. Each of the parties shall simultaneously send copies of any correspondence with the Expert to the other party save where the Expert agrees that such copies should not be sent to the other party for reasons of commercial confidentiality

     19.4 The Expert shall be required by the parties to reach a determination of the issues referred to him as soon as is reasonably practicable and unless the parties otherwise agree within 45 days of his appointment

     19.5 The Expert shall act as an expert and not as an arbitrator and his decision shall be notified to both parties simultaneously and
          implemented as soon as is practicable upon notification   Unless both
          parties agree in writing prior to the appointment of the Expert, the Expert's decision (including his decision as to costs) shall be final and binding upon the parties except in the case of fraud or manifest error


20.  Restrictive Trade Practices


     Notwithstanding any other provisions of this Agreement, no provision of this Agreement which is of such a nature as to make this Agreement liable to registration under the Restrictive Trade Practices Act 1976 shall take effect until the day after that on which particulars thereof have been duly furnished to the Director General of Fair Trading.


21.  Assignment


     21.1 This Agreement shall be binding on and shall enure for the benefit of the successors in title and personal representatives of each party.

     21.2 Save as provided in Clause 21.3 none of the parties hereto shall be entitled to assign the any rights and obligations under this Agreement without the prior consent of the other(s), such consent not to be unreasonably withheld or delayed.

     21.3 The benefit (but not the burden) of this Agreement may be assignable by CTI (in all or in part) to any CTI Group Company or other CTI Subsidiary and, in the case of One 2 One (in all or in part) to any company in the One 2 One Group or in the event of a change in the partnership trading under the name or style "One 2 One", and in the event of any such assignment all references in this Agreement to CTI or One 2 One shall be deemed to include such assigns.

     21.4 CTI may sub-contract part or parts (but not the whole) of its obligations under this Agreement without One 2 One's consent provided it ensures that any such sub-contractor shall comply with the obligations on the part of CTI contained in this Agreement.


22.  Severability


     22.1 Each and every undertaking contained herein shall be read as a separate and distinct undertaking and the invalidity or unenforceability of any part of this Agreement shall not affect the validity or enforceability of the remainder.

     22.2 If any provision of this Agreement is illegal or unenforceable as a result of any time period being stated to endure for a period in excess of that permitted by a regulatory authority, that provision shall take effect with a time period that is acceptable to the relevant regulatory authorities subject to it not negating the commercial intent of the parties under this Agreement.


23.  Set Off


     Any party to this Agreement (the "Paying Party") shall be entitled to withhold or set off against any amount due and payable by it to any other party to this Agreement (the "Receiving Party") any amount which, under or in relation to this Agreement, has become due and payable by the Receiving Party to the Paying Party.


24.  Waiver


     No waiver by either CTI or One 2 One of any of its rights hereunder shall be deemed a continuing waiver of any rights hereunder.


25.  Additional Documentation


     Without prejudice to the other provisions contained in this Agreement, One 2 One and CTI acknowledge that while this Agreement is legally binding on the parties, additional contractual documentation may be required to give full legal effect to this Agreement. The parties each agree to enter into such additional contracts as are reasonably required in order to give full effect to this Agreement, in accordance with the intention and spirit of the principles set out elsewhere herein, and to progress diligently and in good faith to complete the negotiation of the remaining terms of any such additional contracts


26  Costs


     Each party will be responsible for its own legal fees in connection with this Agreement. CTI will be responsible for any third party fees arising in connection with the exercise of the Option and any additional legal documentation referred to in Clause 25


27.  Applicable Law


     The parties agree this Agreement is to be governed by the laws of England and the jurisdiction of the English Courts.

                                   Schedule I


                          CTI Existing Shared Stations


          (166 Station List)


STATION NAME            SHARER NAME  SS NO.   Cell ID  Licence Term  Start Date   Start Date 2    Review Date  Licence Expiry Date

Abercraf                Mercury      6996      92926        12        01/09/97                      01/09/99       31/08/09
                        One 2 One

Aberdeen                Mercury      7027      97305         3        01/10/97                      01/10/99       02/10/00
                        One 2 One

Abertillery             Mercury      7019      92966        12        01/09/97                      01/09/01       31/08/09
                        One 2 One

Aberystwyth             Mercury      7459      94333        12        01/11/98                      01/11/01       31/10/10
                        One 2 One

Acklam Wold             Mercury      5915      36750         3        01/10/96                      01/10/99       01/10/99
                        One 2 One

Afon Dyfi               Mercury      7681      94322        12        01/12/98                      01/12/01       28/11/10
                        One 2 One

Aldeburgh               Mercury      5975      96370         3        01/12/96                      01/12/99       03/12/99
                        One 2 One

Alexandra Palace        Mercury       930      80003         9        01/08/97                      01/08/00       01/08/06
                        One 2 One

Ascott-under-Wychwood   Mercury      6946      92770        12        01/05/98                      01/05/03       30/04/10
                        One 2 One

Ashbourne               Mercury      6977      93929         3        30/09/97                      30/09/00       29/09/00
                        One 2 One

Ashford-in-the-Water    Mercury      7739      93910        12        01/12/98                      01/12/01       28/11/10
                        One 2 One

Ashkirk                 Mercury      5927      97411         3        01/10/96                      01/10/99       01/10/99
                        One 2 One

Bargoed                 Mercury      7215      92159        12        01/12/97                      01/12/00       28/11/09
                        One 2 One

Barnstaple VHF          Mercury      6978      94910         3        30/09/97                      30/09/00       01/10/00
                        One 2 One

Bath                    Mercury      1405      94043        12        01/04/95                      01/04/98       31/03/07
                        One 2 One

Beecroft Hill           Mercury      1363      30008        12        01/05/94                      01/05/97       30/04/06
                        One 2 One

Bethesda North          Mercury      6892      97176        12        01/12/97                      01/12/00       30/11/09
                        One 2 One

Betws-y-Coed            Mercury      7669      94305        12        01/11/98                      01/11/01       31/10/10
                        One 2 One

Bexhill MF              Mercury      5523      94660        12        01/01/96                      01/01/99       31/12/07
                        One 2 One

Bincombe Hill           Mercury      6796      92475        12        01/07/97                      01/07/99       01/07/00
                        One 2 One

Bishops Stortford       Mercury      5750      94747        12        01/07/96                      30/06/99       30/06/08
                        One 2 One

Blaenavon               Mercury      7102      92961        12        01/09/97                      01/09/99       31/08/09
                        One 2 One

Blaenplwyf              Mercury      7460      94336        12        01/09/98                      01/09/01       31/08/10
                        One 2 One

Blair Atholl            Mercury       742      97909        12        01/10/98                      01/10/01       30/09/10
                        One 2 One

Bolehill                Mercury      7742      93927        12        01/12/98                      01/12/01       30/11/10
                        One 2 One

Bow Brickhill           Mercury      1254     501066        12        01/10/93                      01/10/99       30/09/05
                        One 2 One

Brierley Hill           Mercury       866      93277        12        01/09/97                      01/09/00       31/08/09
                        One 2 One

Brighton MF             Mercury      6159      94559        12        01/08/97                      01/08/04       31/07/09
                        One 2 One

Bristol Ilchester       Mercury      5764      94034        12        01/05/96                      30/04/99      30/04/08
 Crescent               One 2 One

Broneirion              Mercury      7683      94329        12        01/01/99                      01/01/02      31/12/10
                        One 2 One

Brookmans Park          Mercury      7600      91358         3        01/09/98                      01/09/99      31/08/01
                        One 2 One

Buxton                  Mercury      6979      93908         3        30/09/97                      30/09/00      29/09/00
                        One 2 One

Carmarthen              Mercury      6980      94909         3        01/01/98                      01/01/01      02/01/01
                        One 2 One

Carmel                  Mercury      6981      94912         3        30/09/97                      30/09/00      01/10/00
                        One 2 One

Carno                   Mercury      7603      94325        12        01/12/98                      01/12/01      30/11/10
                        One 2 One

Cerne Abbas             Mercury      6780  THS 45020        12        01/05/97                      01/05/99      30/04/09
                        One 2 One

Chesham                 Mercury       949      91207        12        01/05/93       01/05/96       01/05/99      30/04/08
                        One 2 One

Churchdown Hill         Mercury      1415      94013         9        01/08/97                      01/08/00      01/08/06
                        One 2 One

Clarborough             Mercury      5905      96634         3        01/10/96                      01/01/10      99/10/99
                        One 2 One

Clevedon                Mercury      6141      94078        12        01/10/96                      01/10/99      30/09/08
                        One 2 One

Clyro                   Mercury      7686      94214        12        01/12/98                      01/12/01      28/11/10
                        One 2 One

Conway                  Mercury      5939      97173         3        01/08/97                      01/08/00      31/07/00
                        One 2 One

Corfe Castle            Mercury      6850      92524        12        01/12/97                      01/12/00      30/11/09
                        One 2 One


STATION NAME            SHARER NAME  SS NO.   Cell ID  Licence Term  Start Date   Start Date 2    Review Date  Licence Expiry Date

Corwen                  Mercury      7687      94311        12        01/12/98                      01/12/01      30/11/10
                        One 2 One

Cow Hill                Mercury      7445      97919        12        01/10/98                      01/10/01      30/09/10
                        One 2 One

Creteway Down           Mercury      5637      94661        12        01/01/96                      01/01/02      31/12/07
                        One 2 One

Daventry                Mercury      1344      93155        12        01/01/94       01/01/97       01/01/00      31/12/08
                        One 2 One

Deiniolen               Mercury      6950      97179         3        01/08/97                      01/08/99      31/07/00
                        One 2 One

Dolgellau               Mercury      7896      94318        12        01/12/98                      01/12/01      30/11/10
                        One 2 One

Dorking                 Mercury      5708      90617        12        01/07/96                      01/07/99      30/06/08
                        One 2 One

Dunkeld                 Mercury      7446      94261        12        01/10/98                      01/10/01      28/09/10
                        One 2 One

Durham                  Mercury      5896      96992         3        01/10/96                      01/10/99      01/10/99
                        One 2 One

East Grinstead          Mercury      5529                   12        01/09/96                      01/09/99      31/08/08
                        One 2 One

Ebbw Vale               Mercury      7101      92962        12        01/12/97                      01/12/00      28/11/09
                        One 2 One

Exeter MF               Mercury      5995      92340        12        01/11/96                      01/11/99      31/10/08
                        One 2 One

Fenton                  Mercury      6930                   12        01/11/96                      31/10/99      31/10/08
                        One 2 One

Findon                  Mercury      1416      94532        12        01/02/95                      01/02/01      31/01/07
                        One 2 One

Fishguard               Mercury      7461      94220        12        01/04/98                      01/04/01      31/03/10
                        One 2 One

Fort William            Mercury      7449      97978        12        01/12/98                      01/12/01      30/11/10
                        One 2 One

Geddington              Mercury      5940      96585         3        01/01/97                      01/01/00      01/01/00
                        One 2 One

Glossop                 Mercury      1469      95054        12        01/08/96                      01/08/99      31/07/08
                        One 2 One

Grantown                Mercury      7736      97971        12        01/12/98                      01/12/01      30/11/10
                        One 2 One

Great Missenden         Mercury      1200      91297        12        01/05/93       01/05/96       01/05/99      30/04/08
                        One 2 One

Guildford               Mercury      1239   202-11A         12        01/09/93       01/09/96       01/09/99      31/08/08
                        One 2 One

Guisborough             Mercury      6129      96791         3        01/01/97                      01/01/99      01/01/00
                        One 2 One

Haltwhistle             Mercury      5963      97225         3        01/01/97                      01/01/00      01/01/00
                        One 2 One

Hameldon Hill           Mercury      5943    6104T           3        01/01/97                      01/01/00      01/01/00
                        One 2 One

Hannington              Mercury      1448      94500        12        01/11/95                      31/11/01      31/10/07
                        One 2 One

Haslemere               Mercury      5649      94718        12        01/05/96                      01/05/99      30/04/08
                        One 2 One

Hastings                Mercury      5526      94764        12        01/05/97                      30/05/00      30/04/09
                        One 2 One

Haverfordwest           Mercury      7462      94225        12        01/09/98                      01/09/01      29/08/10
                        One 2 One

Hazler Hill             Mercury      6879                   12        01/05/98                      01/05/01      30/04/10
                        One 2 One

Heathfield              Mercury      5557      94641        12        01/04/96                      01/04/99      31/03/08
                        One 2 One

Helston                 Mercury      7475      94288        12        01/10/98                      01/10/01      30/09/10
                        One 2 One

Henley-On-Thames        Mercury       958      91226        12        01/06/93                      01/06/99      31/05/05
                        One 2 One

High Hunsley            Mercury      5922      36780         3        01/10/96                      01/10/99      01/10/99
                        One 2 One

High Wycombe            Mercury      1199      91214        12        01/05/93                      01/05/99      30/04/05
                        One 2 One

Holme Moss              Mercury      1462      95047        12        01/08/96                      01/08/99      31/07/08
                        One 2 One

Hunmanby                Mercury      6130      96759         3        01/01/97                      01/01/00      01/01/00
                        One 2 One

Icomb Hill              Mercury      6137      92764        12        01/05/97                      01/05/00      30/04/09
                        One 2 One

Kendal                  Mercury      6113      97205         3        01/01/97                      01/01/00      01/01/00
                        One 2 One

Kenley                  Mercury       915      90305        12        01/12/92                      01/12/01      30/11/04
                        One 2 One

Kerry                   Mercury      7463      94327        12        01/04/98                      01/04/01      31/03/10
                        One 2 One

Kidderminster           Mercury      1419      94058        12        01/05/95                      01/05/98      30/04/07
                        One 2 One

Kilmacolm               Mercury      5929      97682         3        01/01/97                      01/01/00      01/01/00
                        One 2 One

Kilvey Hill             Mercury      5898      92103        12        01/10/96                      01/10/99      30/09/08
                        One 2 One

Kirk O'Shotts           Mercury      5937      92047         3        01/10/96                      01/10/99      01/10/99
                        One 2 One

Kirkton Mailer          Mercury      6871      97705         3        01/10/97                      01/10/99      30/09/00
                        One 2 One


STATION NAME            SHARER NAME  SS NO.   Cell ID  Licence Term  Start Date   Start Date 2    Review Date  Licence Expiry Date

Ladder Hill             Mercury      6982      93907         3        30/09/97                      30/09/00      29/09/00
                        One 2 One

Leek                    Mercury      6983      93919         3        30/09/97                      30/09/00      01/10/00
                        One 2 One

Llanbrynmair            Mercury      7690      94323        12        01/12/98                      01/12/01      30/11/10
                        One 2 One

Llandinam               Mercury      7464      94330        12        01/09/98                      01/09/01      31/08/10
                        One 2 One

Llandrindod Wells       Mercury      7692      94204        12        01/12/98                      01/12/01      30/11/10
                        One 2 One

Llanelli                Mercury      6819      92258        12        01/05/97                      01/05/00      30/04/09
                        One 2 One

Llangeinor              Mercury      6997      92933        12        01/09/97                      01/09/99      31/08/09
                        One 2 One

Llangollen VHF          Mercury      5979                    3        01/08/97                      01/08/99      31/07/00
                        One 2 One

Llwyn Onn               Mercury      7648      94319        12        01/11/98                      01/11/01      29/10/10
                        One 2 One

Long Mountain           Mercury      6984      94916         3        30/09/97                      30/09/00      29/09/00
                        One 2 One

Ludlow                  Mercury      6120      97145         3        01/07/97                      01/07/00      02/07/00
                        One 2 One

Luton                   Mercury       867      90334        12        01/08/93       01/08/96       01/08/99      31/07/08
                        One 2 One

Madingley               Mercury      5569      94682        12        01/07/95                      01/07/01      30/06/07
                        One 2 One

Maesteg                 Mercury      6949      92268        12        01/09/97                      01/09/00      31/08/09
                        One 2 One

Malvern                 Mercury      1388      94005         9        01/07/97                      01/07/00      01/07/06
                        One 2 One

Manningtree             Mercury      6169      96400        12        01/06/97                      01/06/00      31/05/09
                        One 2 One

Mansfield               Mercury      5941      96668         3        01/07/97                      01/07/00      30/06/00
                        One 2 One

Marlow Bottom           Mercury       954      91101        12        01/05/93                      01/05/99      30/04/05
                        One 2 One

Meldrum                 Mercury      7557      97940        12        01/10/98                      01/01/01      28/09/10
                        One 2 One

Mendip                  Mercury      6114     THS           12        01/12/96                      01/12/99      30/11/08
                        One 2 One

Merseyside              Mercury      1398    5504T          18 mths   01/07/96                      01/07/96      01/07/98
                        One 2 One

Merthyr Tydfil          Mercury      6108      92162        12        01/11/96                      01/11/99      31/10/08
                        One 2 One

Mickleham               Mercury      5812      90629        12        01/01/97                      01/01/00      31/12/08
                        One 2 One

Midhurst                Mercury      1423      50034        12        01/01/95                      01/01/01      31/12/06
                        One 2 One

Millburn Muir           Mercury      7159      97665         3        01/04/98                      01/04/01      02/04/01
                        One 2 One

Morecambe Bay           Mercury      6985      94900         3        30/09/97                      30/09/00      01/10/00
                        One 2 One

Netherton Braes         Mercury      5930      97659         3        01/10/96                      01/10/99      01/10/99
                        One 2 One

Newmarket Hill          Mercury      5524      94656        12        01/01/96                      01/01/02      31/12/07
                        One 2 One

Newton                  Mercury      5895      97031         3        01/10/96                      01/10/99      01/10/99
                        One 2 One

Oakeley Mynd            Mercury      6885      97141        12        01/04/98                      01/04/01      31/03/10
                        One 2 One

Okehampton              Mercury      7476      94263        12        01/10/98                      01/10/01      30/09/10
                        One 2 One

Oliver's Mount          Mercury      5989      96785         3        01/10/97                      01/10/99      30/09/00
                        One 2 One

Penmaen Rhos            Mercury      6889      97188         3        01/08/97                      01/08/00      31/07/00
                        One 2 One

Pennar                  Mercury      6948      92248        12        01/09/97                      01/09/00      29/08/09
                        One 2 One

Penrhyn-Coch            Mercury      7700      94331        12        01/11/98                      01/11/01      31/10/10
                        One 2 One

Penryn                  Mercury      7477      94285        12        01/10/98                      01/10/01      28/09/10
                        One 2 One

Perranporth             Mercury      7619      94294        12        01/11/98                      01/11/01      29/10/10
                        One 2 One

Peterborough            Mercury      6154      96416        12        01/06/97                      01/06/00      31/05/09
                        One 2 One

Pitlochry               Mercury      7555      97911        12        01/10/98                      01/10/01      30/09/10
                        One 2 One

Pontop Pike             Mercury      5936      97044         3        01/10/96                      01/10/99      01/10/99
                        One 2 One

Pontypool               Mercury      6103      92190        12        01/04/97                      01/04/00      31/03/09
                        One 2 One

Poole                   Mercury      1412      94552         3        01/08/97                      01/08/99      31/07/00
                        One 2 One

Porth                   Mercury      6102      92183        12        01/01/97                      01/01/00      31/12/08
                        One 2 One

Redruth                 Mercury      6986      94901         3        30/09/97                      30/09/00      01/10/00
                        One 2 One

Reigate                 Mercury      1181     500154        12        01/12/92                      01/12/01      30/11/04
                        One 2 One

Rheola                  Mercury      6797      45024        12        01/04/97                      01/04/00      31/03/09
                        One 2 One


STATION NAME            SHARER NAME  SS NO.   Cell ID  Licence Term  Start Date   Start Date 2    Review Date  Licence Expiry Date

Rhymney                 Mercury      7018      92151        12        01/09/97                      01/09/99      29/08/09
                        One 2 One

Richmond                Mercury      6131      97006         3        01/03/97                      01/03/00      29/02/00
                        One 2 One

Rosemarkie              Mercury      7454      97943        12        01/11/98                      01/11/01      31/10/10
                        One 2 One

Rowridge                Mercury      1425      34584        12        01/05/95                      01/05/01      30/04/07
                        One 2 One

Salisbury               Mercury      5996      32900         1        01/07/97       01/01/98       31/12/98      01/01/99
                        One 2 One

Sandale                 Mercury      6987      94918         3        30/09/97                      30/09/00      29/09/00
                        One 2 One

Scarborough             Mercury      6127      96704         3        01/03/97                      01/03/02      29/02/00
                        One 2 One

Seaham                  Mercury      5897      96986         3        01/10/96                      01/10/99      01/10/99
                        One 2 One

Sheffield               Mercury      1379      30010         9        01/07/97                      01/07/00      01/07/06
                        One 2 One

Shotleyfield            Mercury      6881      97029         3        01/10/97                      01/10/99      02/10/00
                        One 2 One

South Knapdale          Mercury      7560      97860        12        01/10/98                      01/10/01      28/09/10
                        One 2 One

St. Marks               Mercury      1266  THS 201-6        12        01/09/93       01/09/96       01/09/99      31/08/08
                        One 2 One

Storeton                Mercury      1382      93579        12        01/05/97                      01/05/00      30/04/09
                        One 2 One

Sudbury                 Mercury      5990    7106T           3        01/02/97                      01/02/00      01/02/00
                        One 2 One

Sutton Coldfield        Mercury       939     501474        12        01/01/94                      01/01/97      31/12/05
                        One 2 One

Tarbert Loch Fyne       Mercury      7932      97859        12        01/12/98                      01/12/01      30/11/10
                        One 2 One

Tideswell Moor          Mercury      6988      93909         3        30/09/97                      30/09/00      01/10/00
                        One 2 One

Ton Pentre              Mercury      6104      92185        12        01/02/97                      01/02/00      31/01/09
                        One 2 One

Torosay                 Mercury      7566      97921        12        01/10/98                      01/10/01      28/09/10
                        One 2 One

Tunbridge Wells         Mercury      1240     500589        12        01/09/93       01/09/95       01/09/98      28/08/07
                        One 2 One

Waltham                 Mercury      5909      96616         3        01/12/96                      01/12/99      01/12/99
                        One 2 One

Wenvoe                  Mercury      5861      92090        12        01/11/96                      01/11/99      31/10/08
                        One 2 One

West Runton             Mercury      5976      96417         3        01/11/96                      01/11/99      01/11/99
                        One 2 One

Westwood                Mercury      1418      94047        12        01/11/95                      01/11/01      31/10/07
                        One 2 One

Weymouth                Mercury      6795      92476        12        01/06/97                      01/06/00      31/05/09
                        One 2 One

Whitehaven FM           Mercury      6989      94902         3        30/09/97                      30/09/00      30/09/00
                        One 2 One

Whitehawk Hill          Mercury      1417      94540        12        01/09/94                      01/09/00      31/08/06
                        One 2 One

Whittingslow            Mercury      6884      97140         3        01/12/97                      01/12/00      02/12/00
                        One 2 One

Windermere              Mercury      6990      94917         3        30/09/97                      30/09/00      01/10/00
                        One 2 One

Winterborne Stickland   Mercury      7540     708168        12        01/11/98                      01/11/01      31/10/10
                        One 2 One

Wooburn                 Mercury      6087      91318        12        01/07/97                      01/07/00      30/06/09
                        One 2 One

Wrotham                 Mercury      6171      91311        12        01/07/97                      01/07/00      30/06/09
                        One 2 One

                                   Schedule 2


                                   The Sites

                                   Schedule 3


                   List of Third Party Site Sharing Contracts


 It is agreed this list will be provided by One 2 One on or after completion,

                                  Schedule 4


                              Assignment Protocol


On the date of execution of the Management Agreement , or in respect of One 2 One New Sites on the date the said sites become the responsibility of CTI under the terms of the Management Agreement , One 2 One will

     .  hand over the Limited Power of Attorney in favour of CTI,

     . deliver all the title deeds to the Properties to CTI's solicitors together with any relevant Properties documents and other available information including reports on title, planning consents, and Third Party Site Sharing Contracts

     . give written confirmation to CTI's Solicitors that all Security Interests and Guarantees given by One 2 One in respect of the Property have been or will be released before completion of the assignment; and

     . deliver to CTI a list of Assets (including the Tower) transferred or to be transferred with the Properties

                                   Schedule 5


                       Assignment Deed for the Properties

Date:          1999





[        .        ]
(1)


Castle Transmission International Ltd
(2)







ASSIGNMENT

THIS ASSIGNMENT is made the                                  1999
BETWEEN:


(1) [Insert name of relevant assignor] whose regional office is at Elstree Tower, Elstree Way, Borehamwood, Hertfordshire, WD6 1DT ("One 2 One")

(2) CASTLE TRANSMISSION INTERNATIONAL LTD whose registered office is at Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN ("CTI")


WHEREAS:


(A) by the lease or leases ("the Leases)" short particulars of which are set out in the schedule hereto the premises mentioned in the said schedule ("the Premises") were demised for the term or terms ("the Terms") and subject to the rent reserved by and the tenant's or lessee's covenants and the conditions contained in the Leases;

(B) One 2 One has agreed to assign the Premises to CTI in consideration only of the covenant by CTI implied as mentioned below


NOW THIS DEED WITNESSES:


1. As agreed One 2 One assigns the Premises to CTI for the unexpired residue of the Terms subject to the Assignee paying the rent reserved by and observing the lessees' covenants and the conditions contained in the Leases for the residue of the Terms or (in the case of any leases which are "new" tenancies for the purposes of the Landlord and Tenant (Covenants) Act 1995) whilst the relevant Terms are vested in it).

2. There are implied into this Deed such covenants (by One 2 One and CTI respectively) as would have been implied had this Deed been a conveyance for valuable consideration and in which One 2 One conveyed and was expressed to convey with full title guarantee


IN WITNESS of which this Deed has been duly executed by One 2 One the date first before written


                                  The Schedule


                          Particulars of the Lease(s)

Date       Parties     The Premises    The Term      Current Annual Rent
----       -------     ------------    --------      -------------------















         THE COMMON SEAL of.................. )
               was hereunto.................. )
affixed in the presence of:.................. )



 ............................ Director


 ............................ Secretary

                                   Schedule 6


                               New Sites Protocol


1. One 2 One will free issue any One 2 One Retained Apparatus to be installed on the new greenfield sites together with a Tower design specification for the purposes of identifying Reserved Capacity and meet the cost of the New Assets installed by the ADC Contractor to meet One 2 One's Permitted Equipment specification. One 2 One will also meet the development costs of such new greenfield sites including acquisition, design and legal costs, provided that where legal work has not already commenced, early access or any other operational requirements are not compromised and the landlord is willing, CTI may at any time during the period of 3 years from the Framework Commencement Date take over responsibility to complete the legal acquisition of such new greenfield sites in its own name and at its own cost and will procure the Landlord and all others with a superior interest in the CTI New Sites consent in writing to the occupation of the CTI New Sites by One 2 One and will use all reasonable endeavours not to agree any restrictions on access to the CTI New Sites for One 2 One's Permitted Use and any such restrictions will require the consent of One 2 One (such consent not to be unreasonably withheld or delayed ) To the extent One 2 One has paid a premium in place of rent, then CTI will reimburse such premium to One 2 One.


2. One 2 One will use all reasonable endeavours to permit CTI to require the ADC Contractor to modify the design and construction of New Sites to meet CTI's business interests and to enable CTI to better perform its rights and obligations under the Management Agreement provided in doing so: -

     (a) CTI agrees to meet any additional costs and expenses incurred in consequence which exceed those applicable to One 2 One's Permitted Equipment specification , including

          (i) incentive payments to third party ADC Contractors in order that they submit an alternative planning application in accordance with CTI's requirement for the relevant New Site to run in parallel with but without prejudice to any application made by such third party ADC Contractor for One 2 One's Permitted Equipment specification;

          (ii) incentive payments to the third party ADC Contractor in order to acquire the New Site in a condition more suitable for multi-occupational site sharing provided such incentives do not exceed any bonuses offered by One 2 One for meeting or exceeding the New Site delivery timetable set out in One 2 One's Permitted Equipment specification.

(b) a dual purpose base designed by CTI may be substituted for One 2 One's standard mast base set out in One 2 One's Permitted Equipment specification provided that CTI pay any difference in costs arising as a result of making this substitution

(c) Subject to sub-paragraph (d) below, an alternative Tower may be substituted by CTI for One 2 One's free issue Tower provided the alternative CTI Tower is capable of carrying One 2 One's Permitted Equipment specification and One 2 One shall where CTI has elected not to use a free issue Tower provided by One 2 One pay to CTI a contribution equal to the cost of the Tower requisite for the Permitted Equipment specification which One 2 One would otherwise have installed and CTI will agree with One 2 One a Tower design specification for the purpose of identifying Reserved Capacity.

(d) in making any arrangements with the third party ADC Contractor CTI will not seek to carry out any modifications or alterations to One 2 One's Permitted Equipment specification which:

          (i) jeopardise the timetable for access by One 2 One to the relevant New Site; or

         (ii) adversely compromise One 2 One's Permitted Equipment specification or One 2 One's Permitted Use; or


        (iii) compromise One 2 One's rights under the Master Site Sharing Agreement as amended by the Special Conditions in relation to the relevant New Site.


2. The rates payable by One 2 One on New Sites shall be the lower of the rates payable on the hypothetical site which would have been built in accordance with One 2 One's Permitted Equipment specification for its sole occupation or a fair proportion (according to user) of the rates payable for the site as built.

3. Where One 2 One completes the acquisition of New Site then such site shall on completion form part of the portfolio of sites from time to time managed by CTI under the Site Management Agreement and the parties shall record such inclusion by formally completing a memorandum within 10 working days of such completion to be annexed to the Site Management Agreement.

4. One 2 One shall instruct its ADC Contractors in relation to this Protocol and shall at all times during the Term give CTI sufficient advance details of new greenfield sites and Non-Compliant Greenfield Sites being acquired to enable CTI to establish the New Sites Protocol and manage their incorporation, if appropriate, into the Site Management Agreement

                                   Schedule 7


                           Site Management Agreement